Report on

Nolan Gold and Antimony Mine

January 2011

Table of Photos

Copyright © 2011 Silverado Gold Mines Ltd. All rights reserved.

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110001SGM Nolan Mine Report Jan 2011.docx

Location Map

ALASKA
NOLAN CREEK
Fort Yukon
EAGLE CREEK
Fairbanks
ESTER DOME
Anchorage
Juneau
0
500 Miles
0
500 Km

Nolan Gold and Antimony Mine
Koyukuk Mining District
Arctic Alaska
Calculations for Three Mining Models

Introduction

An independent NI 43-101 positive Pre-Feasibility Report written January 2009, as amended June 2009, on the Nolan Creek Project contains all necessary information to fulfill NI 43-101 compliancy in all relevant categories discussed in this report. To view the report go to http://www.silverado.com/d/09Jan01_NI43-101_amended.pdf. The NI 43-101 report disclosed gold and antimony grades averaging 0.365 troy ounces (Tr Oz) per ton OPT gold (Au) and 28% antimony (Sb) using a BTW core. The BTW core, being the least expensive of core sizes, was successfully used to explore for the source of the placer or nugget gold for which this property is famous. However, the BTW core resulted in major core loss in the ore zones due to the expected breaking and grinding of the soft massive stibnite (antimony sulfide). Subsequently, with the ore zone being discovered and delineation begun, NQ core was used in follow-up drilling and accomplished much better recovery. Therefore higher grades in Au and Sb which were commensurate with higher results from underground bulk sampling (UBS) (hand-sampling) were achieved by the NQ drilling. The UBS returned assays for five combined samples averaging 0.72 OPT Au and 64.4% Sb. The five individual assay samples may be viewed in the tunnel map insert on page 19. Now that we are drilling in ore, subsequent drilling will be carried out with the largest practical core size for the job, being HQ core.

The drilling results in the NI 43-101 Report delineated a zone 3000 feet (') long (L) x 350' deep (D) x 0.9' wide (W). Subsequent drilling in late 2009 extended the zone to 3500' L x 500' D x 1.2' W, and the NQ core achieved high rates of recovery with gold and antimony grades increasing substantially. The drill also completed considerable in-fill work between existing holes.

As all 71 diamond core drill holes in both drill programs hit their targets, and as data from technical surveys is overlying the ore bodies and confirming their extension, management had the confidence to expand the zone to 4000' L x 600' D x 1.2' W. In addition, based on the increased recoveries and better grades of NQ core drilling, as well as high UBS grades, management has taken the liberty to increase grades from .365 to 0.5 OPT Au and from 28% to 40% Sb, which is still considerably less than the UBS grades averaging 0.72 OPT Au and 64.4% Sb.

Mining Model 1

Model 1 encompasses the Workman’s Bench and Pringle Bench areas. These areas are shown on pages 12, 13, 14, 20, 21, 22, 23, and 24, and are tight to the drilling from Workman’s Bench to Pringle Bench or 4000' L x 600' D.

Gross Value Calculations

4000’ L × 600’ D × 1.2’ W ÷ 9 ft3/ton (T) = 320,000 T

Value of Contained Au = 320,000 T @ 0.5 OPT @ 90% Recovery @ $1300/Tr Oz of gold =

$187,200,000

320,000 T @ 40% Sb @ 85% recovery @ 2000 lb/T @ $4/lb (currently $12,000/T or $6/lb)

Value of Contained Sb = 320,000 T × 40% Sb × 85% recovery × 2000 lb × $4 =

$870,400,000

TOTAL GROSS VALUE of Contained Au & Sb in 320,000T =

$1,057,600,000 or $3,305/T of ore

Note: The usual deleterious penalty elements are present, but substantially below penalty grades or allowable limits. This will result in the mine Sb product receiving top dollar.

Gross Cost

The NI 43-101 report cost/T of $376 (p. 137 – 18.8.3, e.g.: $77/T mining cost = 20.5% of total/T cost) is in line with our estimated cost of approximately $300/T. (If 20.5% total cost = $77/T, then 100% cost = $376/T.) The NI 43-101 report provided for an operation producing 70 ton per day (TPD). A 200-500 TPD operation (this report) would significantly reduce per unit costs with our increased daily throughput (200-500 TPD). Therefore, we believe $300/T to contain adequate safety margins for any start-up costs with ample coverage for any unforeseen costs. Gross Cost is therefore 320,000 T × $300/T =

$96,000,000

Net Value Before Taxes

Profit before taxes (we have approximately $40,000,000 in tax losses carried forward) would therefore be: Total Gross Value of $1,057,600,000 – Gross Cost of $96,000,000 =

$961,600,000 or $3,005/T of ore

Mine Life

Life of 320,000 T @ 200T/D @ 300 D/Year (Yr) or 60,000 T/Yr =

5.33 Yr

NET VALUE PER YEAR BEFORE TAXES = $961,600,000 ÷ 5.33 Yr =

$180,400,000/Yr

Mining Model 2

Model 2 encompasses Workman’s Bench through Pringle Bench @ 4000', and continuing an additional 2000' to the Hillside area for at total of 6000'. Area shown on pages 12, 13, 14, 20, 21, 22, 23, and 24 is 6000' L and given rule of thumb for depth calculation (depth = 1/2 length), then Tonnage = 6000' x 3000' x 1.2' ÷ 9ft3/T = 2,400,000 T. (Note: Page 14 shows about four miles of explored strike with Model 1 and 2 areas in side view as well.)

Note: Use same gross and net value/T numbers as in Model 1: $3305/T (Gross) and $3005/T (Net).

Value of Contained Au & Sb

GROSS VALUE = 2,400,000 T @ $3,305/T =

$7,932,000,000

NET VALUE = 2,400,000 T @ $3,005 =

$7,212,000,000

Mine Life

LIFE of 2,400,000 T @ 500 TPD @ 300 DPY =

16 Years

NET VALUE PER YEAR BEFORE TAXES = $7,212,000,000 ÷ 16 Yrs =

$450,750,000/Yr

Mining Model 3

Model 3 contemplates the discovery of a “bonanza” or extremely rich gold ore zone encountered in the 2000' part of the mineralized structural zone between the Pringle Bench and Hillside areas shown on pages 12, 13, 14, 20, 21, 22, 23, and 24.

It is significant to note that the placer mining areas immediately below the mineralized zone of the Hillside area yielded quartz-carbonate gold nuggets as well as the largest portion of the 23,000 ounces of placer gold taken by Silverado during the exploration phase. Gold bearing solutions flowing in and through these zones rapidly precipitate out their gold within a carbonate environment.

Another indicator of the presence of one or more “bonanza” ore bodies is the fact that gold grades are increasing to the NE from the Pringle Bench area, as does the presence of quartz-carbonate. Our last drilling and trenching was 2000' SW of Hillside area at the northeast extent of Pringle Bench and encountered assays as high as 5.72 OPT Au over 1' and 5.22 OPT Au over 16.4'; as well as mineralized widths of up to 60' containing visible gold (VG) and Sb in a quartz-carbonate stockwork. Given this data, one is able to make a case for a bonanza-type system from place to place along strike in this area. We are also encountering native gold immediately below, and attached to a flat lying horizon of quartz crystals and black vitreous crystalline hard quartz. High grade gold has been encountered immediately below this horizon.

Example of a “Bonanza” Deposit

Say an area of 20' L x 10' D x 2" W lies in the 2000' L x 1000' D area between Pringle Bench and Hillside area. Gold draining this area has been recovered in pieces up to 41.4 Tr Oz (see back cover) @ 6" L x 2.5" W x 1.5" thick. (See pages 25-29 for some pictures of gold nuggets draining Hillside Area.) For every total of 20' L x 10' D x 2" W, we would have 20' x 10' x 1/6' = 33.3 ft3 @ 3 ft3/ton = 11.1 tons of 95% pure gold (Nolan gold ranges from 93 to 97% fine or pure) = 10.5 tons of pure gold @ 2000 lbs. / ton = 21,000 lbs @ 2.2 lbs / kilogram (Kg) or 9,546 Kg at 1000 grams (g)/Kg = 9,546,000 g @ 31.1 g / Tr Oz of Au = 306,945 Tr Oz @ $1300 / Tr Oz = $399 million (say 400 million). This could be mined and processed in one week. We would likely double the price if the gold ore is as spectacular as that which was taken by Silverado below this area. In this case we could cut the ore out of the ground and sell as specimen. Our gold is most often associated with optical grade hexagonal quartz crystals in a matrix of pure white quartz-carbonate on this area of the property and as such make an excellent case for exceptionally beautiful specimens. Gold specimens of this calibre often sell for 5 to 10 times the value of their gold content (i.e.: museums and collectors).

Therefore, every 20' x 10' x 1/6' or 33.3 ft3 section of ground represents a possible + $400 million in value. In an area of 2000' x 1000' x 1/6' (Model 3 area @ 333,333 ft3), we have 10,010 opportunities of locating a + $400 million ore zone. We suspect such + $400 million ore zones exist in the area indicated and possibility elsewhere on the property. The largest single nugget of the 200,000 Tr Oz taken by the old-time miners (back to 1897) was from the Hammond River area of the property and weighed 136 Tr Oz.

Distribution of $50 Million of Investment Capital*
Model 500 Tons Per Day (TPD) Mill & 200 TPD Mine – 300 Days Per Year for First 2-3 Years

	CATEGORY	EXPENDITURES (US$ in thousands)

		TRANCH 1	TRANCH 2	TRANCH 3
		ON SIGNING	AUG 1/11	NOV 1/11
•	Administration & Permitting	1500	1500	500
•	Head & Field Office Payables	2000
•	Drilling 72,000′ HQ Core	3600	3600
•	Construction	1000	2000
	Disposal Areas:
	Acid Mine Rock
	Mill Tailings
	Mill Water
•	2011/12 Core Logging & Assaying	600	600	100
•	Drill Pads Roads & Culverts	400	200
•	Equipment Purchase		3000	2000
•	Fuel & Supplies	400	300	600
•	Contingencies	950	1120	320
•	Mine Development		2000	6000
	Begins Nov 1/2011:
•	Mill Construction		3000	6000
•	Mining & Milling (until sales returns)			6700
	TOTALS	10,450	17,320	22,220
		TOTAL	49,990	say 50,000

* Distribution dependant on the Company’s raise of the required capital.

Notes

  Camp and all infrastructure paid.

  Claims in good standing (12 square miles).

  5-year permit issued and in hand for exploration drilling and 3000 T UBS.

  One-year ground water drainage study complete. pH 6.9-7.0 (ideal).

  Sb – No blinding of screens. Tabular grains (ideal antimony ore shape – not bladed).

  Recovery Mill – Gravity and water only. See pictures of table concentrate on page 11.

  Lithology – Flat lying metasediment (turbidite) on page 9. See stratigraphy on back (roof) and floor, and Sb quartz-carbonate gangue on right rib of tunnel. Good ground for mining.

Photo 1: Drilling blast holes underground.

Support Information for Data in Pages 1-7

Cost Factors

Projected costs of operations have been assembled from an NI 43-101 Report and from actual costs of the placer mining operations conducted by Silverado in prior years. Cost information and data may be found in the NI 43-101 compliant pre-feasibility report completed in 2009, and referenced on page 2 of this report under heading: “Gross Cost.”

Underground mining of frozen placer channels or old river bottoms is nearly the same in nature as is hard rock mining (drill, blast, muck) and all other associated costs are near identical or identical between our prior operations and contemplated operations. The remaining work to be completed is the construction of the mill, drilling and underground development.

Other Considerations

Dry Mine

Test holes conducted by a well drilling rig have yielded dry holes so far, indicating dry mining conditions which are favorable to mining.

Metallurgy

Test work yielded 85% antimony sulfide (stibnite) and 90% native gold recoveries using only gravity and water. Rod mills will be used to minimize sliming of the stibnite; Holman-Wilfley Tables will separate constituents; slime tables can separate stibnite slimes from coarse sand product and Falcon Concentrators will create a high grade stibnite slime product. Gold bars will be poured from the gold split off of the primary and secondary tables. The waste water appears to be near neutral (background water tests were completed over a one year period and ranged in Ph from 6.9 to 7.0 or neutral). A simple water neutralization plant will be used prior to the three existing settling ponds. Water is lost to evaporation. Thus, high recoveries of clean products may be realized without the use of hazardous chemicals while controlling Ph to a desirable range with relative ease. The environment will be well protected.

Tailings & 30% Mine Waste Rock

It is anticipated these materials will be disposed of in lined pits interspersed with limestone to maintain a neutral Ph in the near neutral material which originates in a high quartz-carbonate environment. We will be able to produce high grade products in a low cost, environmentally safe and friendly manner.

Quartz-Carbonate

We are fortunate to be mining in an environment where the rock bears a high percentage of quartz-carbonate. This rock naturally assists in neutralizing any acids which may occur from the decay of sulfides present. The addition of the limestone will help maintain the neutral environment and once a waste pit is fully utilized it will be covered with the prior removed and stock piled natural flora which has proven in the past to create acceptably reclaimed areas.

As we enter the higher quartz-carbonate enriched rocks, gold grades are rising. The carbonates precipitate gold from solution as can be seen by the wire gold growing from the white quartz-carbonate shown in the right portion of the top picture on page 29, with stibnite encountered in the same drill core of the A vein shown on the left side of the same picture.

Photo 2: 'A' Crosscut looking southwest. Note near horizontal phyllitic schist band in base and roof.

Hydrological Considerations

The Workman’s Bench deposit occupies a near-horizontal terrace level at an elevation of 1,800 feet near the confluence of Smith Creek, a third order tributary, with Nolan Creek, a second order trunk stream. The Workman’s Bench mineralized system trends in a northeast direction toward Smith Creek Valley. The underground workings driven into the Workman’s Bench lode are dry. One hole, 08BT17, which is part of the Workman’s bench evaluation, intersected “live water”. The drill hole is situated at the northeastern edge of the drill pattern completed in Workman’s bench and does not affect the reserves assessed in the NI 43-101 Technical Report. The drill hole likely intersected water from Smith Creek—drilling did not advance further because it was assumed that Smith Creek constituted a northeasterly limit of Workman’s bench due to this condition. The hole was plugged off. The QP assumed from inspection of data that no other holes on Workman’s Bench contained water and all drilled dry. Management deems the single wet drill hole on the northeastern margin of the defined resource not to be a problem and the drill hole 08SH17 could be grouted off if necessary. Based on observations of the drill hole data and underground mine conditions, the QP also agrees with this assessment. The other hole that drilled wet was on Pringle Bench to the northeast (07SH04). The inferred mineral resources on Pringle Bench are not part of the pre-feasibility analysis presented in the NI 43-101 Technical Report. There is other evidence to corroborate the general dry nature of the bedrock subsurface. A number of large diameter well holes were drilled in the camp vicinity in order to find a good source of water. Three drill holes explored the Workman’s Bench area to depths of up to 400 feet, but failed to encounter water. Left limit benches on Nolan Creek; i.e., Swede Channel and Mary’s Bench, were found to be dry during underground drift mining of frozen placer gold deposits.

Examples of Stibnite-Gold Concentrate From Table Product

A split portion of the concentrate from the shaking table was panned to concentrate the gold even further. Several gold particles were observed ranging in size between 500 µm to about 2 mm. Figures 1 and 2 illustrate the gold in the shaking table concentrate; note the coarse nature of the gold particles in the sample. In the QP’s judgment, the Hazen work on the bulk sample, coupled with his own mineralogical work derived from his underground sampling, provides enough information to initiate design and operations for recovery of gold and stibnite. The Company subsequently commissioned such a report and is now in possession of a complete and acceptable design flow report for a gravity and water gold/antimony recovery circuit.

Figure 1: Stibnite-gold concentrate from table product - example 1

Figure 2: Stibnite-gold concentrate from table product - example 2

Nolan Creek Property

Butte Mountain
Koyukuk River
Trans Alaska Pipeline
James Dalton Hwy
Steep Gulch
Gold Bottom Gulch
Lofty Gulch
Confederate Gulch
Union Gulch
Hammond River
Swift Creek
Buckeye Gulch
Cabin Pup
Slisco Bench
Vermont Creek
Fortress Saddle
Smith Creek Dome
Midnight Dome
Drinking Cup Gulch
Thompson Pup
Fay Creek
Solomon Shear
Smith Creek
Archibald Creek
Pringle Bench
Workman's Bench
Nolan Creek
Nolan Road
Montana Mountain
Nolan Camp
Nutmeg Gulch
Wiseman Creek
MODEL 1 4000'
MODEL 2 6000'
MODEL 3 2000'

- 6 hour drive to Fairbanks
- 12 square mile property boundary
- 30 person year round camp
- Satellite uplink, computers & phones
- Gold colored creeks represent 200,000 oz of historic placer gold mining from lode gold sources

Nolan Creek Property - Detailed

PLACER GOLD DEPOSITS
Placer Gold Deposit to be mined
Placer Gold Deposit mined by Silverado Gold Mines
Possible Migration Route of Placer Gold from Assumed Lode Source
SOIL GEOCHEMICAL SURVEY
Gold Anomaly
Antimony Anomaly
Arsenic Anomaly
GEOPHYSICAL SURVEY
Interpreted Fault or Deformation Zone (VLF-EM Anomaly)
Resistivity Low (Solomon Shear)
VEINS
Gold-Quartz Vein System
Gold-Antimony-Quartz Vein System
Smith Cre
Hillside
Archibald Creek
Pringle Bench
Workman's Bench
Nolan Creek
Nolan Camp
Exploration Tunnel
MODEL 3 2000'
MODEL 2 - 6000'
MODEL 1 - 4000'

MODEL 3
Solomon Shear Zone From Workman's Bench to the Saddle Prospect (4 Mile Long Section)
NE
Looking Southeast
MODEL 2
MODEL 1
SW
The Saddle Prospect
2,600 ft antimony soil anomaly and gold-antimony vein system in-line with the Solomon Shear Zone. Vein material from trenches and outcrops yield 0.24 oz/t gold and 28.1% antimony.
Area with no drill data and no soil grid coverage.
Resistivity Low (Solomon Shear Zone) extends from the Hillside Zone northeast to the Saddle Prospect.
Hillside Zone
geochemical and geophysical surveys indicate a 500 ft to 1,000 ft wide gold and antimony-rich shear zone that is over 3,000 ft long and has not been drilled with a diamond core drill.
Pringle Bench
Refer to Inset on next page.
Workman's Bench
Effective January 1, 2008, Workman's Bench has a probable mineral reserve of gold and antimony.
3000 ft
2000 ft
1750 ft
Elevation
Head of Fay Creek
Head of Archibald Creek
Source of placer gold in Archibald Creek
Thompson Pup placer
Interpreted Source
Indicated Mineral Resource
Smith Creek
Probable Reserve
Refer to Inset
Area containing 320,000 T of ore disclosed on p. 2 of this report.
The Hillside Zone is the interpreted lode source of the placer gold from ancient river channels that cut across the Solomon Shear Zone and deposited gold along the Hillside gravel benches (shown in yellow). 23,200 ozs of coarse alluvial and eluvial gold were extracted by Silverado from the lower hillside benches.
Area along the Shear Zone that has been successfully test drilled for a lode gold and antimony deposit
Solomon Shear Zone continues to the southwest
To be drilled.
5 more miles of strike length to be drilled.
MODEL 3 - 2000'
MODEL 2 - 6000'
MODEL 1 - 4000'
Legend
Site of a former Silverado underground high grade placer operation.
Site of former Silverado surface placer operations.
240-4,000 ppm antimony in soil and 200 - 2,720 ppm arsenic in soil. Au in soil is up to 400 ppb.
'A Zone' gold-antimony fault vein that is part of the probable reserve of gold and antimony based on 2007 and 2008 drilling as well as a feasibility study disclosed in January 2009. The 'A Zone' is part of a 150 ft wide fault vein system that widens as exploration moves north.
Inferred mineral resource of gold and antimony.
Indicated mineral resource of gold and antimony.
Historic gold placer creek that flows out of the Solomon Shear Zone.
Underground exploration tunnels excavated in 2007. Consists of four crosscuts and 570 feet of tunnels.
High angle faults (dashed where inferred). The intersection of high angle faults has created pipe-like structures that are the feeder sources of the gold and antimony along the Solomon Shear Zone.
NE
Pringle Bench
Trench samples are 16.5 feet wide with gold assay results between 0.13 and 5.22 oz/t.
Boulder-rich overburden has limited the drill program to the Pringle and Workman's Bench Areas.
Looking Southeast
Workman's Bench
SW
Due to the larger massive antimony-gold veins encountered in 2009 drill intersections, both the tonnage and grade of the resource is expected to increase significantly.
Indicated Resource Block
Smith Creek
PORTAL
Probable Reserve Block drilled in 2007 and 2008
Indicated Resource Block
1.0 ft / 5.72 oz/t Au / 37.7% Sb
1.0 ft / 0.33 oz/t Au / 32.5% Sb
1.0 ft / 1.69 oz/t Au / 2.7 % Sb
Inferred Resource Block
Deformation increases as drilling advances toward Smith Creek. Fault activated episodes of repeated deformation may have enhanced hydraulic conductivity resulting in an abundance of mineralized fluids for long periods of time. Similar structural zones are seen along the Solomon Shear Zone to the north, and they are also associated with increased gold and pathfinder elements.
Apparent Deformation Zone with brittle textures and widespread gold mineralization.
2.88 oz/t Au
2.86 oz/t Au
0.38 oz/t Au
The widespread gold mineralization encountered in the areas circled in yellow is due to the envelope effect of the stockwork-style veins between the larger vein zones.
The two deepest intecepts of the 'A Zone' vein had 1.7 ft of 2.86 oz/t gold and 2.5 ft of 0.38 oz/t gold (see fig.) Due to this type of hydrothermal system, the gold grade should increase with depth.

2009 Pringle Bench Surface Map
Zone of sheared gold-bearing Sb-qtz veins that has yet to be drilled. Similar to the 'B' and 'C' Zones on Workman's Bench.
618700mE
618800mE
618900mE
619000m
7486800mN
7486700mN
N
Pringle Bench
Access Road
16.4 ft/ 0.07 opt / >1 % (AP)
2.0 ft/ 0.23 opt/ 26.23% %
16.4ft / 0.10 opt/ 32.8%
16.4ft /5.22 opt / 37.7%
1.5 ft / 0.10 opt/ 32.1%
2.7 ft / 0.04 / <1%
3.0 ft / 0.05 / 8%
1.0 ft ea / 0.34 and 0.39 / 15-33%
1.0 ft/ 0.58 / 2.2%
Area of extensional fractures containing antimony and gold. Needs more drilling and trenching.
1.0 ft / 5.72 opt/ 37.7%
4.8 ft / 0.04 opt/ 8.5%
1.0 ft /1.69 opt /2.7%
1.0 ft / 0.33 opt / 32.5%
1.5/ 0.05 /32.1%
Widespread gold mineralization similar to the north end Workman's Bench. (AP).
2.0 ft / 0.10 / >1 % (AP)
09SH17C
09SH18
09SH19
07SH11
07SH12
07SH10
297 ft
182 ft
207 ft
139 ft
284 ft
212 ft
102 ft
301 ft
50 m
100 m
Smith Creek
The northeast extent of Workmans's Bench drill program. Refer to the Workman's Plan View Map.
Legend:
1.0/ 0.39 /33.5% = 1.0 ft/ 0.39 oz per ton of gold and 33.5% Sb (antimony). Note: opt = oz/t
Drill hole trace (projected to plan view) Blue=2009 hole, Black=2007 hole Red line represents 'A Zone' gold-Sb vein
'A Zone' Au-Sb-Quartz Fault Vein Bold represents near surface. Au-Sb veins at depth (2nd on right)
The East Zone Fault Vein System
Surface bedrock channel sample site
Assays Pending
AP
Outline of former Pringle Bench Placer based off of aerial imagery.
Right lateral fault exposed on surface offsetting gold-antimony vein swarm.
Escarpment (slope break) that defines the southern edge of Pringle Bench. Barbs represent the downhill side.
Inferred strike of a Au-Sb vein.
Formerly referred to as the 'Main Zone'. The Vein fault system along the western side of the Solomon Shear Zone extends from Workman's to Pringle Bench and hosts other parallel vein zones Note: Inferred where dashed
UTM metric coordinates (NAD 27 Zone 5 AK). Grid lines are at 100 meter spacings.

Workman’s Bench – Plan View

SILVERADO GOLD MINES LTD
100 PERCENT OWNED
NOLAN PLACER GOLD MINE
WISMAN, ALASKA
Gold nuggets taken from test mining areas, which in all cases are located immediately downhill from interpreted source area.
5 oz nugget
Character of gold nuggets from this area indicates nearby lode source -- Silverado has over 12 square miles of lode claims
Thompson's Pup
Fay Creek
Archibald Creek
Nolan Creek
Smith Creek
From old shaft dump -- Nolan Deep Channel
41.4 oz nugget

SILVERADO GOLD MINES LTD.
Nolan Creek Gold/ Antimony Property
Legend
Road
Veins
Gold-Quartz Vein System (not to scale), striking NW, Fortress Formation
Gold-Antimony-Quartz Vein System (not to scale), striking NE, Solomon Shear Trend
Placer Gold Deposits
Placer Gold Deposit to be mined
Placer Gold Deposit mined by Silverado Gold Mines
Possible Migration Route of Placer Gold from Assumed Lode Source
Soil Geochemical Survey
Gold Anomaly
Antimony Anomaly
Arsenic Anomaly
Geophysical Survey
Interpreted Fault or Deformation Zone (VLF-EM Anomaly)
Resistivity Low (Solomon Shear)
0.24 oz Gold/ton
Fortress
Saddle
28.09 % Antimony
Detailed Map
Thompson Pup
Nolan Creek
Fay Creek
Archibald Creek
Smith Creek
Hillside
Pringle Bench
Workman's Bench
Nolan Creek
Nolan Camp
Exploration Tunnel (see map insert)
Workman's Bench Exploration Tunnel, 1750 Level
0.56 oz Au/ton 68.06 % Sb
0.27 oz Au/ton 66.26 % Sb
0.78 oz Au/ton 60.87 % Sb
1.32 oz Au/ton 68.77 % Sb
Main Au-Sb-Qtz Vein
0.70 oz Au/ton 58.02 % Sb
Portal

Soil Geochemical Survey

Note: The anomalous (above background) arsenic and antimony soil sample analysis shown above and including the (Workman’s Bench) and (Pringle Bench) zones, represent  Model 1. They show the likelihood of being successful with the exploitation of the Model 1 Zone as well as the Model 2 Zone and beyond Pringle Bench to Model 3, the Hillside area. Gold is directly associated with arsenic and antimony, and the intense coincident arsenic-antimony anomaly at Hillside is indicative of a bonanza type deposit.

Gold is spotty on these trends and is relatively immobile in this “non-soil” environment. The ground cover is called “detrital” or glacial debris. It consists of boulders, cobbles, sand, silt and ice lenses; all of which have been mixed together after the passage of glaciers and all of which are frozen solid and near impassable to gold ion migration from source to surface. Arsenic, which is in our geological area, as it is in many locations worldwide in its form of arsenopyrite (an arsenic-iron-sulfur mineral) is often directly associated with gold mineralization. We call this a “pathfinder” mineral as it leads to gold when gold does not show on its own. The antimony here acts the same and both the arsenic (arsenopyrite) and antimony (stibnite or antimony sulfide) are extremely rich in this area as well as is the actual gold ore we have discovered and are continuing to discover in these areas of high arsenic and antimony concentrations.

Drilling Program Overview Map

Drill Program Map Overview
Gold and Antimony Project
Hillside Prospect
Phase II Drilling
Pringle Bench (N of Smith Crk)
Phase I Drillling
Workman's Bench (S of Smith Crk)
Phase I Drilling
LEGEND
Outline of Drill Program Area
4000'
2000'
PHASE I DRILLING
MODEL 1
MODEL 3
PHASE II DRILLING
MODEL 2
Mining Claim Block Boundary (Approximate Boundary of Silverado's Claims)
Nolan Creek Camp
150°12.000' W
150°09.000' W
150°06.000' W
0.0
0.5
1.0
1.5
2.0
Miles
with TOPO!® ©2007 National Geographic

Soil Sample Map – Gold (Au)

SOIL SAMPLES - GOLD (Au)

PARTS PER MILLION
RC drill bedrock by Au_ppm
SoilSamples2004 by Au_ppm
MODEL 1
4000'
MODEL 2
6000'
MODEL 3
2000'
N
M
0
1000
2000
3000
Feet

Soil Sample Map – Antimony (Sb)

SOIL SAMPLES - ANTIMONY (Sb)

PARTS PER MILLION
MODEL 1
4000'
MODEL 2
6000'
MODEL 3
2000'
N
M
0
1000
2000
3000
Feet

Soil Sample Map – Arsenic (As)

SOIL SAMPLES - ARSENIC (As)

PARTS PER MILLION
RC drill bedrock by As_ppm
SoilSamples2004 by As_ppm
SoilSamplesFinal03 by As_ppm
MODEL 1
4000'
MODEL 2
6000'
MODEL 3
2000'
0
1000
2000
3000
Feet
N
M

Pictures on Pages 25-29 Comprise Supporting Data for Model 3
See Explanations on Pages 4 and 9.

Photo 3: Nuggets from below Hillside area.

This same type of gold and larger—up to 41.4 Tr Oz pieces—have been recovered in Silverado’s mining along and just below a four mile stretch of ground as shown on the maps on pages 14 and 19 of this report.

Photo 4: Gold in quartz.

Gold in water flows through shattered bull quartz and re-cements the quartz fragments as the gold precipitates out of solution.

Photo 5: 9 Tr Oz gold nugget.

Empty quartz-filled holes reveal the six sided tips of quartz crystals. As these are encountered on both sides of the nugget, it confirms that the precipitation process has caused gold to fill all openings available in the fissure when gold was being deposited. This process can form very high grade gold enriched zones.

Photo 6: Gold nugget showing tips of quartz crystals broken off in gold.

Most native gold in nature is 70% gold (18 carat (K)) with silver usually making up the majority of the balance. Nolan gold is 93-97% pure or 22.3 to 23.3 K of a possible 24 K. (24 K = 99.99% pure or fine gold.) The nuggets are prized as some of the world’s most pure gold colored natural occurring gold and sell for a premium over gold spot price.

Photo 7: Quartz/Gold nugget after hydrofluoric acid treatment.

In this picture, gold appears to be crystalline after hydrofluoric acid was applied to a sample of quartz covered gold. The acid dissolved the quartz in 24 hours leaving gold patterned after the dissolved quartz crystals. These nuggets sold for 100% premium to gold price.

Photo 8: Wire gold in quartz-carbonate (right); stibnite or antimony sulfide (left).

See “quartz-carbonate” page 4, paragraph 2 and page 9 under heading “Quartz-Carbonate.”

Photo 9: Nuggets with quartz-carbonate.

Nuggets from drainages of the Hillside area display massive native gold (930-970 fine) in quartz-carbonate. This area is NE of Pringle Bench and is the interpreted source area of most of the 23,000 oz of gold recovered by Silverado during its work while exploring for the source of the large placer gold nuggets.

Forward Looking Statements

This report may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this report that are forward-looking statements are based on the current expectations, beliefs, assumptions, estimates and forecasts about the Company’s business and the industry and markets in which it operates.

Such forward-looking statements involve risks and uncertainties regarding the market price of gold, availability of funds, government regulations, common share prices, operating costs, capital costs, outcomes of test mining activities and other factors. Forward-looking statements are made, without limitation, in relation to operating plans, property exploration activities, including test mining activities, availability of funds, environmental reclamation, operating costs and permit acquisition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “expect”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, or “continue”, and the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks detailed in the Company’s filings with the Canadian Securities Authorities and the US SEC. These factors may cause the Company’s actual results to differ materially from any forward-looking statement. Except as required by applicable securities laws, the Company disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

___________________

For additional information contact:

Garry Anselmo
President, CEO, & COO
1.604.689.1535
ganselmo@silverado.com

Trading Symbols:
OTC BB: SLGLF
FRANKFURT: SLGL

Silverado Gold Mines Ltd | 1820-1111 W. Georgia St., Vancouver, BC V6E 4M3
604.689.1535 | 800.665.4646 | www.silverado.com

Actual Size

41.4 Tr Oz Gold Nugget

Taken by Silverado From Below Hillside Area

See Page 19